UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2022 (June 24, 2022)

CĪON Investment Corporation

 (Exact Name of Registrant as Specified in Charter)

Maryland	000-54755	45-3058280
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Park Avenue, 36th Floor New York, New York 10016
(Address of Principal Executive Offices)

(212) 418-4700
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	CION	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On June 24, 2022, the board of directors of CĪON Investment Corporation (“CION”), including the independent directors, increased the amount of shares of CION common stock that may be repurchased under its existing Share Repurchase Policy (the “Policy”) by $10 million to up to an aggregate of $60 million. Additionally, CION will enter into a trading plan adopted in accordance with Rule 10b5-1 (the “10b5-1 Repurchase Plan”) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to facilitate repurchases under the Policy during its first available trading window after the final one-third of CION’s common stock becomes available for trading on the New York Stock Exchange on July 5, 2022.

Under the Policy, CION expects to purchase shares of its common stock through various means such as open market transactions, including block purchases, and privately negotiated transactions. The number of shares repurchased and the timing, manner, price and amount of any repurchases will be determined at CION’s discretion. Factors are expected to include, but are not limited to, share price, trading volume and general market conditions, along with CION’s general business conditions. The Policy may be suspended or discontinued at any time and does not obligate CION to acquire any specific number of shares of its common stock.

The 10b5-1 Repurchase Plan will be entered into by CION and adopted in accordance with Rule 10b5-1 of the Exchange Act based in part on historical trading data with respect to its shares. The 10b5-1 Repurchase Plan would permit common stock to be repurchased at a time that CION might otherwise be precluded from doing so under insider trading laws or self-imposed trading restrictions. The 10b5-1 Repurchase Plan will be administered by an independent broker and will be subject to price, market volume and timing restrictions.

On June 27, 2022, CION issued a press release announcing this increase in the amount of shares CION may repurchase under the Policy. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information disclosed under this Item 8.01, including Exhibit 99.1 hereto, is being “furnished” and shall not be deemed “filed” by CION for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated June 27, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CĪON Investment Corporation
Date:	June 27, 2022	By: /s/ Michael A. Reisner
Co-Chief Executive Officer

EXHIBIT LIST

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release dated June 27, 2022